UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 15, 2007
Date of Report (Date of earliest event reported)

PENGRAM CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	000-52626	68-0643436
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

1200 Dupont Street, Suite 2J
Bellingham, WA	98225
(Address of principal executive offices)	(Zip Code)

(360) 255-3436
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01        CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On November 15, 2007, the Board of Directors of the Company appointed Williams & Webster, P.S., Certified Public Accountants and Business Consultants, of 601 W. Riverside Avenue, Suite 1940, Spokane, WA 99201 (“Williams & Webster”) as the Company’s new independent registered public accounting firm following the resignation of Telford Sadovnick, P.L.L.C., as disclosed in the Company’s Form 8-K originally filed on October 30, 2007, as amended November 16, 2007.

Prior to its appointment as independent accountants, the Company did not consult Williams & Webster on any of the matters referenced in Item 304(a)(2) of Regulation S-B.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENGRAM CORPORATION

Date: November 16, 2007
	By:	/s/ Bernie J. Hoing

BERNIE J. HOING
Chief Executive Officer, Chief Financial Officer,
President, Secretary and Treasurer